Inventories	12 Months Ended
Dec. 31, 2017
Inventory Disclosure [Abstract]
Inventory Disclosure [Text Block]
(4)	Inventories

Inventories by major category consist of the following:

	December 31,
	2016	2017
	RMB	RMB	US$

Raw materials	302,664	264,541	40,659
Work-in-progress	454,331	429,014	65,938
Finished goods	557,839	439,931	67,617
Total inventories	1,314,834	1,133,486	174,214

Inventory write-downs due to the lower of cost or market assessment amounted to RMB 31,930, RMB 89,147 and RMB 167,062 (US$ 25,677) for the years ended December 31, 2015, 2016 and 2017, respectively, and were recorded as cost of revenues in the Consolidated Statements of Comprehensive Loss. Inventory write-downs in 2015 were mainly due to obsolete spare parts. Inventory write-downs in 2016 and 2017 were mainly due to significant drop of selling price of PV modules.